UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number: 811-21964

City National Rochdale High Yield Alternative Strategies Fund TEI LLC
(Exact name of registrant as specified in charter)

400 Park Avenue
New York, NY 10022-4406
(Address of principal executive offices) (Zip code)

Don Andrews
400 Park Avenue
New York, NY 10022-4406
(Name and address of agent for service)

(800) 245-9888
Registrant's telephone number, including area code

Date of fiscal year end: March 31

Date of reporting period:  March 31, 2021

Item 1. Reports to Stockholders.

(a)

City National Rochdale High Yield Alternative Strategies Fund LLC

City National Rochdale High Yield Alternative Strategies Fund TEI LLC

Annual Report

March 31, 2021

Dear Fellow Shareholders,

The City National Rochdale High Yield Alternative Strategies Fund LLC (the “Taxable Fund”) and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “TEI Fund”) seek to diversify clients’ traditional stock and bond only portfolios through inclusion of alternative strategies focusing on the fixed income markets. For the six-month period ended March 31, 2021, the Taxable Fund returned 3.86% and the TEI Fund returned 3.85%. The comparable benchmark of this strategy, the Credit Suisse Leveraged Loan Index, returned 5.72% over the same six-month period. For the calendar year-to-date period ended March 31, 2021, the Taxable Fund returned -10.44% and the TEI Fund returned -10.43%, with the benchmark returning 2.01% over the same period.

From the outset of this strategy, in 2013, we held the belief that a single calendar year could not and should not define the outcome of this strategy. The City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”, and together with the Taxable Fund and the TEI Fund, the “Funds”) invests in less liquid credit markets; therefore, during periods of volatility in the traditional high yield/loan market investors should expect the potential for additional volatility in the Funds. Currently, the strategies of the underlying funds in which the Master Fund invests vary, but the majority hold collateralized loan obligations (“CLOs”) of varying vintages.

Due to the COVID-19 pandemic, price volatility was significant in 2020. CLO equity lagged a bit in the recovery, but caught up in the last parts of the year. While we were disappointed with the negative total return during the first half of 2020, the Fund’s total return was in-line to the market. We are still in the midst of a general recovery of the equity portion of CLOs (which was expected to be slower), but believed to be more robust due to the underlying recovery dynamics within the market structure. CLO managers are not forced sellers in periods of dislocation and have the ability to take advantage of potential opportunities. Since the large March 2020 drop, the Fund has been recovering quite swiftly and found itself in positive territory to end the year of 2020.

With that said, as many investors are aware, we are not offering the Taxable Fund and the TEI Fund to new investment. With the Master Fund’s underlying investments being fairly illiquid, we are exploring options within the best interests of investors. This includes exploring a sale of the underlying assets or adjusting the structure of the Funds, and we continue to explore additional options for this strategy. As an update to this process, CNR has entered into a private sale agreement with a private equity secondaries fund to purchase all illiquid positions. We expect this will provide the ability to close the fund and return all investor capital to shareholders. To create this opportunity, we have agreed to a mark down in some of the positions, which we have deemed to be the best way to provide liquidity. Based on the other bids we have received over the years, we feel this was the best possible offer to provide liquidity to the Funds.

400 Park Ave. New York, NY 10022 | (T) 212-702-9423 | www.cnr.com

Outlook

The development of COVID-19 into a global pandemic has caused the largest price swings in the CLO market since 2008/2009. After the pandemic took hold, rating agencies downgraded approximately 30% of bank loan issuers including many to CCC or below. The can be impactful to cashflows as CLOs contain CCC concentration limits. During the sell-off, the average portfolio price for loans dropped to below $80 while CCC prices declined to the mid-$60s. Since the pandemic began, approximately 30-35% of issuers which were rated CCC at any time post COVID have exited CLO Caa/CCC baskets as a result of refinancings/upgrades. Currently 62% of Caa/CCC rated loans are trading above $90 (35% above $95).

The sudden shock of the pandemic resulted in a small increase in defaults of bank loans held within CLOs. Currently, the percentage of defaulted collateral within CLOs has dropped to 0.5%, which is below pre-COVID levels. Because CLOs are actively managed, experienced managers can avoid investing in higher risk loans and often trade out of positions with declining fundamentals before they experience a default. Reflecting improving conditions, Moody’s placed 188 CLO tranches on review for possible upgrade during December 2020.

While the portfolio will likely continue to experience volatility levels similar to those of the equity markets, this type of environment should be one where, in the long-term, the Fund’s strategy should be advantageous. CLO investments are more institutional in nature and should have a long-term view. While inherent leverage in the CLO structure increases potential downside for investors, the fact that underlying managers are not forced sellers will allow them to navigate as they have in past periods of volatility. For context, in addition to the 2008-2009 financial crisis, the CLO market experienced similar levels of volatility in 2011, 2016, and 2018 – where in each period, the subsequent time periods represented strong rebounds in the market.

In today’s market, investments in CLOs may provide an attractive risk/return profile. There is significant embedded upside from the widening of loan spreads over the course of the re-investment period, and downside protection against tightening of liability costs due to the vibrant market for CLO refinancings and resets. We do believe that there will be continued bouts of volatility in the market over the near term, and we see managers taking advantage of this potential instability.

Sincerely,

Garrett R. D’Alessandro, CFA, CAIA, AIF®

Chief Executive Officer & President

City National Rochdale LLC

400 Park Ave. New York, NY 10022 | (T) 212-702-9423 | www.cnr.com

Important Disclosures

The performance returns presented may contain figures estimated by the manager of an underlying fund in which the Master Fund invests, which, if subsequently revised by the manager of the underlying fund, may change the returns indicated for the applicable period.

The unsubsidized total annual fund operating expense ratios for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI are 3.01% and 3.11%, respectively, for the period ended March 31, 2021. Cumulative returns for the year ended March 31, 2021, for the City National Rochdale High Yield Alternative Strategies Fund and the City National Rochdale High Yield Alternative Strategies Fund TEI were 38.76% and 38.73%, respectively.

Performance quoted represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted. The most recent month-end performance can be obtained by calling 800-245-9888.

An investor should consider carefully the Funds’ investment objectives, risks, charges, and expenses. The prospectus contains this and other important information about the investment company, and it may be obtained by calling 800-245-9888. Please read it carefully before investing. CNR Securities LLC, 400 Park Avenue, New York, NY 10022, a broker-dealer affiliated with City National Rochdale LLC, serves as the distributor of the Funds.

The views expressed herein represent the opinions of City National Rochdale LLC and are subject to change without notice at any time. This information should not in any way be construed to be investment, financial, tax, or legal advice, or other professional advice or service, and should not be relied on in making any investment or other decisions. Investment Funds are speculative and may entail substantial risks. Investing in small and medium-size companies may carry additional risks such as limited liquidity and increased volatility. Investing in international companies carries risks such as currency fluctuation, interest rate fluctuation, and economic and political instability. Short sales may increase volatility and potential for loss. As with all investments, there is no guarantee that investment objectives will be met.

City National Rochdale LLC, its affiliated companies, or their respective shareholders, directors, officers and/or employees may have long or short positions in the securities discussed herein.

400 Park Ave. New York, NY 10022 | (T) 212-702-9423 | www.cnr.com

City National Rochdale High Yield Alternative

Strategies Fund TEI LLC and Subsidiary

Consolidated Financial Statements

 March 31, 2021

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Financial Statements

March 31, 2021

Director and Officer Information

Additional Information

Notice of Privacy Principles

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Member and Board of Directors of

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Opinion on the Financial Statements

We have audited the accompanying consolidated statement of assets, liabilities and members’ capital of City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary (the “Fund”), as of March 31, 2021, and the related consoldiated statements of operations and cash flows for the year then ended, the consolidated statements of changes in members’ capital for each of the years in the two-year period then ended, and the consolidated financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “consolidated financial statements”). In our opinion, the consolidated financial statements present fairly, in all material respects, the consolidated financial position of the Fund as of March 31, 2021, and the consolidated results of their operations and their cash flows for the year then ended, the changes in their net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Fund’s auditor since March 3, 2017. We have served as the auditor of one or more City National Rochdale’s investment companies since 2015.

EISNERAMPER LLP

Philadelphia, Pennsylvania

May 28, 2021

1

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Assets, Liabilities and Members’ Capital

March 31, 2021

ASSETS
Investment in City National Rochdale High Yield
Alternative Strategies Master Fund LLC	$10,353,400
Prepaid expenses	1,770
Receivable from Adviser	24,670

Total Assets	10,379,840

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities
Audit fees payable	37,400
Registration fees payable	8,337
Investor servicing fees payable	6,996
Administration fees payable	3,992
Legal fees payable	2,175
Accrued expenses and other liabilities	2,888

Total Liabilities	61,788

Total Members’ Capital	$10,318,052

The accompanying notes are an integral part of these financial statements.

2

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Operations

Year Ended March 31, 2021

NET INVESTMENT LOSS ALLOCATED FROM CITY NATIONAL ROCHDALE
HIGH YIELD ALTERNATIVE STRATEGIES MASTER FUND LLC
Interest income	$476
Management fees	(73,376)
Expenses	(146,518)

Net Investment Loss Allocated	(219,418)

FUND EXPENSES
Audit fees	28,900
Investor servicing fees (see Note 4)	24,387
Administration fees	12,000
Registration fees	6,352
Legal fees	5,216
Custody fees	3,233
Insurance fees	910
Other expenses	2,856
Total Fund Expenses	83,854

Less expenses waived and reimbursed	(124,956)

Net Fund Expenses	(41,102)

Net Investment Loss	(178,316)

NET REALIZED AND UNREALIZED GAIN ON INVESTMENTS
ALLOCATED FROM CITY NATIONAL ROCHDALE HIGH YIELD ALTERNATIVE
STRATEGIES MASTER FUND LLC
Net realized gain on investments	94,458
Net change in unrealized appreciation on investments	3,062,748

Net Realized Gain and Unrealized Gain on Investments	3,157,206

Net Increase in Members’ Capital Resulting from Operations	$2,978,890

The accompanying notes are an integral part of these financial statements.

3

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statements of Changes in Members’ Capital

	Year Ended March 31, 2021	Year Ended March 31, 2020
FROM OPERATIONS
Net investment loss	$(178,316)	$(193,822)
Net realized gain on investments	94,458	444,437
Net change in unrealized appreciation (depreciation) on investments	3,062,748	(4,278,843)

Net Increase (Decrease) in Members’ Capital Resulting From Operations	2,978,890	(4,028,228)

Distributions to members *	—	(262,804)
Return of capital	(529,504)	(1,779,363)
Net Decrease in Members’ Capital Resulting from Distributions	(529,504)	(2,042,167)

Total Increase (Decrease) in Members’ Capital	2,449,386	(6,070,395)

MEMBERS’ CAPITAL

Beginning of year	7,868,666	13,939,061

End of year	$10,318,052	$7,868,666

*From net investment income.

The accompanying notes are an integral part of these financial statements.

4

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Consolidated Statement of Cash Flows

Year Ended March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital resulting from operations	$2,978,890
Adjustments to reconcile net increase in members’ capital resulting from operations to net cash provided by operating activities:
Net change in unrealized depreciation on investments	(3,062,748)
Net realized gain on investments	(94,458)
Sales of investments in Master Fund, net	529,504
Net investment loss allocated from Master Fund	219,418
Expenses paid by the Master Fund	(34,335)
Changes in operating assets and liabilities:
Prepaid expenses	(483)
Receivable from Adviser	(14,947)
Registration fees payable	4,230
Investor servicing fees payable	(370)
Administration fee payable	992
Legal fees payable	2,175
Accrued expenses and other liabilities	1,636

Net Cash provided by Operating Activities	529,504

CASH FLOWS FROM FINANCING ACTIVITIES
Distributions	(529,504)
Net Cash used in Financing Activities	(529,504)

Net Change in Cash	—

CASH
Beginning of year	—

End of year	$—

The accompanying notes are an integral part of these financial statements.

5

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2021

1.	Organization

City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “TEI Fund”) and its subsidiary, Rochdale High Yield Alternative Strategies Fund (Cayman) LDC (the “Offshore Fund”), together constitute the “Fund”. The TEI Fund is a Delaware limited liability company registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as a closed-end management investment company. The TEI Fund commenced investment operations on July 1, 2007. The TEI Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities.

The TEI Fund invests substantially all of its investable assets in the Offshore Fund, a Cayman Islands limited duration company with the same investment objective as the TEI Fund. The Offshore Fund in turn invests substantially all of its investable assets in City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”), a registered investment company with the same investment objective as the Offshore Fund and the TEI Fund. The Offshore Fund serves solely as an intermediate entity through which the TEI Fund invests in the Master Fund. The Offshore Fund makes no independent investment decisions and has no investment or other discretion over the investible assets. City National Rochdale LLC (the “Manager” or “Adviser”) is the investment adviser to the Master Fund. The Manager is also the adviser to City National Rochdale High Yield Alternative Strategies Fund, LLC, which also invests all of its investable assets with the Master Fund.

The financial statements of the Master Fund are included elsewhere in this report and should be read in conjunction with the TEI Fund’s financial statements. At March 31, 2021, the TEI Fund’s beneficial ownership of the Master Fund’s net assets was 48.15%.

6

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2021

1.	Organization (continued)

The TEI Fund reserves the right to reject any subscriptions for interests in the TEI Fund. The TEI Fund is not being offered to new investment. Generally, initial and additional subscriptions for investment (“Member Interests”) by eligible investors in the TEI Fund (“Members”) may be accepted at such times as the TEI Fund may determine. Each Member must be a qualified investor and subscribe for a minimum initial investment in the TEI Fund of $ 25,000. Additional investments in the TEI Fund must be made in a minimum amount of $10,000. Brokers selling the TEI Fund may establish higher minimum investment requirements than the TEI Fund. From time to time the TEI Fund may offer to repurchase Member Interests in the TEI Fund at such times and on such terms as may be determined by the TEI Fund’s Board of Directors (the “Board”), in its complete and absolute discretion. Member Interests must be held for at least six months after initial purchase (or for a second six-month period as described below). Members must hold Member Interests for at least six months before being eligible to request that the TEI Fund repurchase their Member Interests during a tender offer. If no such request is made by a Member during a tender offer, such Member must hold their Member Interests for a second six-month period before submitting an initial request.

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the TEI Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Fair Value Measurements

The TEI Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the period. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date.

7

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2021

2.	Significant Accounting Policies (continued) Fair Value Measurements (continued)

The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the TEI Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the TEI Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For the year ended March 31, 2021, the TEI Fund’s investments consisted entirely of an investment in the Master Fund. The fair value hierarchy of the Master Fund’s investments is disclosed in the notes to the Master Fund’s financial statements, included elsewhere in this report.

8

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2021

2.	Significant Accounting Policies (continued) Investments Valuation

The net asset value of the TEI Fund is determined as of the close of business at the end of each month. The net asset value of the TEI Fund equals the value of the assets of the TEI Fund, less liabilities, including accrued fees and expenses.

The TEI Fund’s investment in the Master Fund represents substantially all of the TEI Fund’s assets. All investments owned are carried at fair value, which is the portion of the net asset value of the Master Fund held by the TEI Fund.

The accounting for and valuation of investments by the Master Fund is discussed in the notes to the financial statements for the Master Fund, included elsewhere in this report.

The TEI Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Investment Income Recognition

Purchases and sales of investments in the Master Fund are recorded on a trade-date basis. Interest income is recorded on the accrual basis. Realized and unrealized gains and losses are included in the determination of income as allocated from the Master Fund based upon the TEI Fund’s ownership interest.

Fund Expenses

The direct expenses of the TEI Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; costs of computing the TEI Fund’s net asset value; costs of insurance; registration expenses, expenses of meetings of the Board and members; all costs with respect to communications to members; and other types of expenses as may be approved from time to time by the Board. The TEI Fund, as an investor in the Master Fund, recognizes its share of the fees and expenses of the Master Fund (including a management fee).

Income Taxes

The TEI Fund’s tax year end is December 31. The TEI Fund is treated as a partnership for Federal income tax purposes, whereby each Member of the TEI Fund is responsible for the tax liability or benefit relating to such Member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

9

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2021

2.	Significant Accounting Policies (continued) Income Taxes (continued)

The TEI Fund has adopted authoritative guidance on uncertain tax positions. The TEI Fund recognizes the effect of tax positions when they are more likely than not of being sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect the TEI Fund’s liquidity or future cash flows, or its treatment as a flow through entity, pursuant to relevant income tax regulations. As of March 31, 2021, the TEI Fund’s tax years 2018 through 2020 remain open and subject to examination by relevant taxing authorities.

Distribution Policy

The TEI Fund plans to make periodic distributions of its net investment income and capital gains, if any, to Members. The amount and frequency of distributions is at the sole discretion of the Board. During the year ended March 31, 2021, the TEI Fund distributed $529,504 to Members.

Capital Accounts

Net profits or net losses of the TEI Fund for each month are allocated to the capital account of each Member as of the last day of each month in accordance with the Member’s respective investment percentage in the TEI Fund. Net profits or net losses are measured as the net change in the value of the net assets of the TEI Fund during each month, before giving effect to any repurchases of Member Interests in the TEI Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the TEI Fund, other than in accordance with the Members’ respective investment percentages.

Prior to the end of each quarter, the TEI Fund receives Member contributions with an effective subscription date of the first day of the following month. These contributions are held by the Master Fund and have an effective investment date of the first day of the following month. The Master Fund, in turn, makes contributions to certain securities of privately placed investment vehicles (“Investment Funds”), which have effective subscription dates of the first day of the following month. These amounts are reported as “contributions received in advance” and “investments made in advance”, respectively.

Cash and Cash Equivalents

The TEI Fund considers all highly liquid investments with a maturity of ninety days or less at time of purchase to be cash equivalents.

10

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2021

2.	Significant Accounting Policies (continued) Consolidation

The financial statements of the TEI Fund include the financial statements of the Offshore Fund, its wholly owned subsidiary. All inter-company transactions have been eliminated in consolidation.

Subsequent Events

Management has evaluated the Fund’s related events and transactions through the date the financial statements were available to be issued. In May 2021, the Master Fund entered into a private sale agreement to sell three alternative investment fund holdings to a third-party (see Note 3 in Master Fund’s financial statements). In April 2021, the Master Fund fully redeemed its holding in the Alcentra Structured Opportunity Fund II. It was determined that there were no other significant subsequent events that would require adjustments to or additional disclosure in these financial statements.

3.	Commitments and Other Related Party Transactions

The Manager has contractually agreed to limit the current operating expense of each of the TEI Fund and the City National Rochdale High Yield Alternative Strategies Fund, LLC (collectively, the “Feeder Funds”), including the operating expense allocated to each of the Feeder Funds by the Master Fund, to an annual rate, expressed as a percentage of each Fund’s average annual net assets, of 1.75%. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for the three years after the year in which the expenses were reimbursed or absorbed. The TEI Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time such payments are proposed. For the year ended March 31, 2021, the Manager waived $124,956 of fees and expenses, which may be recouped by the Manager no later than March 31, 2024.

11

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2021

3.	Commitments and Other Related Party Transactions (continued)

The following is a schedule of when fees may be recouped by the Manager:

City National Rochdale
High Yield Alternative
Strategies Fund TEI LLC	Expiration
$50,826	March 31, 2022
79,869	March 31, 2023
124,956	March 31, 2024
$255,651

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the TEI Fund.

Indemnifications

In the ordinary course of business, the TEI Fund enters into contracts that contain a variety of indemnifications. The TEI Fund’s maximum exposure under these arrangements is unknown. However, the TEI Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

4.	Investor Servicing Fees

The TEI Fund pays a fee to CNR Securities, LLC, an affiliate of the Manager, as distributor to reimburse it for payments made to broker-dealers and certain financial advisers (“Investor Service Providers”) that have agreed to provide ongoing investor services to investors in the TEI Fund that are their customers. This fee is paid quarterly and in an amount, with respect to each Investor Service Provider, not to exceed the lesser of: (i) 0.25% (on an annualized basis) of the aggregate value of outstanding Member Interests held by investors that receive services from the Investment Service Provider, determined as of the last day of the calendar month (before any repurchase of Member Interests); or (ii) the Distributor’s actual payments to the Investor Service Providers.

12

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Notes to Consolidated Financial Statements

March 31, 2021

5.	Concentration, Liquidity and Off-Balance Sheet Risks

The Master Fund invests primarily in interests of Investment Funds, which are illiquid securities and are not registered under the 1940 Act. Such Investment Funds invest in actively traded securities, illiquid securities, derivatives and other financial instruments using several investment strategies and investment techniques, including leverage, which may involve significant risks. The Master Fund’s concentration and liquidity risks are discussed in the notes to the Master Fund’s financial statements, which are included elsewhere in this report.

In the normal course of business, the Investment Funds in which the Master Fund invests trade various derivatives and financial instruments and enter into various investment transactions with off-balance sheet risk. The Master Fund’s off balance sheet risk is discussed in the notes to the Master Fund’s financial statements, which are included elsewhere in this report.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Master Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Master Fund’s investments.

6.	Investment Transactions

For the year ended March 31, 2021, the TEI Fund’s assets were invested in the Master Fund, and the TEI Fund had aggregate redemptions of $495,169 from the Master Fund.

13

City National Rochdale High Yield Alternative Strategies Fund TEI LLC and Subsidiary

Financial Highlights

	Year Ended March 31, 2021		Year Ended March 31, 2020	Year Ended March 31, 2019	Year Ended March 31, 2018	Year Ended March 31, 2017
TOTAL RETURN
Total Return before incentive fee	38.73%		(33.80%)	(0.72%)	9.10%	13.16%
Incentive fee (1)	—		—	—	—	0.00	% (2)
Total Return after incentive fee	38.73%		(33.80%)	(0.72%)	9.10%	13.16%

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of year ($000’s)	$10,318		$7,869	$13,939	$16,947	$20,744
Portfolio Turnover	0.00%		0.00%	0.00%	31.79%	31.93%

RATIO OF NET INVESTMENT LOSS TO AVERAGE NET ASSETS

Net investment loss, before waivers and reimbursements	(3.11	%) *	(2.13%)	(1.92%)	(1.98%)	(2.26%)
Net investment loss, after waivers and reimbursements	(1.83	%) *	(1.51%)	(1.58%)	(1.64%)	(2.07%)

RATIO OF EXPENSES TO AVERAGE NET ASSETS, BEFORE INCENTIVE FEE

Operating expenses, before waivers and reimbursements	3.11	% *	2.37%	2.09%	2.09%	2.31%
Operating expenses, after waivers and reimbursements (3)	1.83	% *	1.75%	1.75%	1.75%	2.12%

RATIO OF EXPENSES TO AVERAGE NET ASSETS, NET OF WAIVERS AND
REIMBURSEMENTS, AFTER INCENTIVE FEE (1)

Operating expenses, after waivers and reimbursements	1.83	% *	1.75%	1.75%	1.75%	2.12%
Incentive fee (1)	—		—	—	—	0.00	% (2)
Total Operating expenses, after waivers/reimbursements or recoupment, after incentive fee	1.83	% *	1.75%	1.75%	1.75%	2.12%

(1)	Effective January 1, 2017 the Fund no longer charges an incentive fee.

(2)	Amount less than 0.01%

(3)	Effective January 1, 2017 the Adviser has agreed to limit operating expenses to 1.75%. Expenses were previously limited to 2.25% of average net assets. See Note 3.

*	The ratios include proxy solicitation expenses of 0.08% that is not subject to the operating expense limit of 1.75%.

Total return is calculated for all Members taken as a whole and an individual Member’s return may vary from these TEI Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

Portfolio turnover represents the Master Fund’s portfolio turnover for the years above. The ratios of expenses to average net assets do not include expenses of the Investment Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual Member’s capital may vary from these ratios based on the timing of capital transactions.

See Report of Independent Registered Public Accounting Firm.

******

The accompanying notes are an integral part of these financial statements.

14

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Statements

March 31, 2021

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Managing Member and Board of Directors of

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Opinion on the Financial Statements

We have audited the accompanying statement of assets, liabilities and members’ capital of City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Fund”), including the schedule of investments as of March 31, 2021, and the related statements of operations and cash flows for the year then ended, the statements of changes in members’ capital for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, and the related notes (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2021, and the results of its operations and its cash flows for the year then ended, the changes in its net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended, in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (“PCAOB”) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. As part of our audits we are required to obtain an understanding of internal control over financial reporting but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of March 31, 2021, by correspondence with the custodian and individual investment funds. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that our audits provide a reasonable basis for our opinion.

/s/ EisnerAmper LLP

We have served as the Fund’s auditor since March 3, 2017. We have served as the auditor of one or more City National Rochdale’s investment companies since 2015.

EISNERAMPER LLP

Philadelphia, Pennsylvania

May 28, 2021

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Assets, Liabilities and Members’ Capital

March 31, 2021

ASSETS
Investments, at fair value (cost $20,369,437)	$21,643,741
Interest receivable	68

Total Assets	21,643,809

LIABILITIES AND MEMBERS’ CAPITAL
Liabilities
Management fees payable	28,696
Audit fees payable	59,910
Administration fee payable	37,328
Legal fees payable	8,000
Directors fees payable	150
Accrued expenses and other liabilities	5,727

Total Liabilities	139,811

Total Members’ Capital	$21,503,998

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Operations

Year Ended March 31, 2021

INVESTMENT INCOME
Interest income	$990

EXPENSES
Management fees (see Note 4)	152,423
Legal fees	112,907
Administration fees	112,000
Audit fees	47,341
Proxy solicitation expense	16,794
Custody fees	6,657
Other expenses	8,650

Total Expenses	456,772

Net Investment Loss	(455,782)

REALIZED AND UNREALIZED GAIN
ON INVESTMENTS
Net realized gain on investments	196,147
Net change in unrealized appreciation on investments	6,363,221

Net Realized Gain and Unrealized Gain on Investments	6,559,368

Net Increase in Members’ Capital Resulting from Operations	$6,103,586

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statements of Changes in Members’ Capital

	Year Ended	Year Ended
	March 31, 2021	March 31, 2020
FROM OPERATIONS
Net investment loss	$(455,782)	$(385,451)
Net realized gain on investments	196,147	924,161
Net change in unrealized appreciation (depreciation) on investments	6,363,221	(8,897,290)

Net Increase (Decrease) in Members’ Capital
Resulting From Operations	6,103,586	(8,358,580)

DECREASE FROM TRANSACTIONS
IN MEMBERS’ CAPITAL
Proceeds from sales of members’ interests (see Note 2)	126,416	56,753
Capital transfers to feeder funds	(1,165,183)	(4,343,371)
Net Decrease from Transactions in Members’ Capital	(1,038,767)	(4,286,618)

Total Increase (Decrease) in Members’ Capital	5,064,819	(12,645,198)

MEMBERS’ CAPITAL

Beginning of year	16,439,179	29,084,377

End of year	$21,503,998	$16,439,179

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Statement of Cash Flows

Year Ended March 31, 2021

CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in members’ capital resulting from operations	$6,103,586

Adjustments to reconcile net increase in members’ capital
resulting from operations to net cash provided by operating activities:
Sales of investments	2,913,836
Purchases of money market fund	(5,523,951)
Sales of money market fund	4,113,366
Net change in unrealized appreciation on investments	(6,363,221)
Net realized gain on investments	(196,147)

Change in Operating Assets and Liabilities:
Interest receivable	846
Management fees payable	(2,030)
Administration fee payable	9,328
Legal fees payable	(18,729)
Directors fees payable	(265)
Accrued expenses and other liabilities	2,148

Net Cash provided by Operating Activities	1,038,767

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from sales of members’ interests (see Note 2)	126,416
Capital transfers to feeder funds	(1,165,183)

Net Cash used in Financing Activities	(1,038,767)

Net Change in Cash	—

CASH
Beginning of year	—

End of year	$—

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments

March 31, 2021

				Redemptions
	Percentage of				Notice Period
	Members’ Capital	Cost	Fair Value	Frequency	# of Days
Long-Term Alternative Investment Funds: (1)

Structured Credit - CLO:

Alcentra Structured Credit Opportunity Fund II (2)	54.7%	$7,473,252	$11,768,450	Quarterly	90
(Purchased: 5/1/2014, 7/1/2014, 8/1/2014, 9/1/2014, 10/1/2014, 11/1/2014, 5/1/2017, and 9/1/2017)

CIFC CLO Opportunity Holdings Fund II LP (3)(4)	10.7	2,499,488	2,310,584	*	*
(Purchased: 7/1/2017 and 8/1/2017)

Great Lakes III, LP (3)	5.0	3,056,276	1,069,280	Quarterly	90
(Purchased: 5/1/2013, 9/1/2013, 10/1/2013, 12/1/2013, 1/1/2014, 2/1/2014, 5/1/2014, and 7/1/2014)

SEIX CLO Management LP (3)(4)	16.9	4,550,711	3,622,359	**	**
(Purchased: 10/1/2016)
	87.3	17,579,727	18,770,673
Liquidating Positions:

GoldenTree Partners LP (3)(5)	0.9	115,765	199,123	***	***
(Acquired: 7/2/2007, 8/1/2007, 11/1/2007, 12/3/2007, 2/1/2008, 7/1/2012, and 8/1/2012)

Total Long-Term Alternative Investment Funds:	88.2	17,695,492	18,969,796

Short-Term Investment:

Money Market Fund:

First American Government Obligations Fund - Class Z, 0.03% (6)	12.4	2,673,945	2,673,945

Total Investments	100.6%	$20,369,437	$21,643,741

(1)	All investments are non-income producing.
(2)	Holdings in the Clareant Structured Credit Opportunity Fund II merged with Alcentra Structured Credit Opportunity Fund II effective January 1, 2019.
(3)	Investments are valued using significant unobservable inputs.
(4)	Cayman Islands limited partnership.
(5)	Remaining value represents side pocket interests.
(6)	7-day yield at March 31, 2021.

*	This investment is long-term and illiquid.

**	SEIX CLO Management LP has a five year re-investment period and a subsequent wind down. This investment is long-term and illiquid.

***	A side pocket investment has been established for GoldenTree Partners LP. This investment is long-term and illiquid.

The investments in Alternative Investments Funds shown above, representing 88.2% of net assets, have been fair valued in accordance with procedures established by the Board of Directors.

See accompanying Notes to Schedule of Investments.

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2021

Structured Credit. The structured credit strategy invests in stressed/distressed non-corporate fixed income asset classes in non-traditional markets such as residential real estate, commercial real estate and asset backed lending that have become distressed and/or are undergoing structural changes, with anticipated improvement in the fundamental value of the underlying asset. Economic downturns and fundamental uncertainties can cause forced selling of securitized assets associated with such markets. In general, profits are made by identifying and investing in securities priced significantly below their intrinsic values where the strategy can maximize long-term capital appreciation from earning interest income and cash flows from current amortizing principal payments, cash flows from liquidations, and from the fundamental appreciation of the underlying assets. Investing in structured credit requires deep fundamental analysis of the underlying assets and the behavior of the borrowers. Managers may invest in structured credit securities at deep discounts to fair value. Profits are realized as these securities converge to or above fair value with fundamental improvements in underlying borrowers, assets or improved technical behavior. Typically, structured credit managers will take positions in both agency and non-agency residential mortgage-backed securities (“RMBS”), commercial mortgage-backed securities (“CMBS”), collateralized loan obligations (“CLOs”), and other consumer and commercial loan and asset-backed securities (“ABS”). At times, the strategy may also entail positions in other income generating assets such as life settlements and annuities, trade finance, legal settlements, whole loans, etc.

Liquidating Positions. Liquidating positions from former investment strategies remain in the Fund due to redemption restrictions placed on the Fund by investment fund managers either at their sole discretion or for other reasons. Such reasons include the magnitude of redemptions requested, portfolio valuation issues and market conditions.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Schedule of Investments, Continued

March 31, 2021

Strategy Allocation Breakdown

(as a % of total investments)

The accompanying notes are an integral part of these financial statements.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

1.	Organization

City National Rochdale High Yield Alternative Strategies Master Fund LLC (the “Master Fund”) is a closed-end, non-diversified management investment company that was organized as a limited liability company under the laws of the State of Delaware on September 11, 2006, and serves as a master fund in a master feeder structure. City National Rochdale High Yield Alternative Strategies Fund LLC and City National Rochdale High Yield Alternative Strategies Fund TEI LLC (the “Feeder Funds”) serve as the feeder funds in the master feeder structure. At March 31, 2021, the Feeder Funds’ beneficial ownership of the Master Fund’s net assets were 51.85% and 48.15%, respectively. Interests in the Master Fund are issued solely in private placement transactions that do not involve any “public offering” within the meaning of Section 4(a)(2) of the Securities Act of 1933, as amended (the “1933 Act”). Investments in the Master Fund may be made only by U.S. and foreign investment companies, common or commingled trust funds, organizations or trusts described in Sections 401(a) or 501(a) of the Internal Revenue Code of 1986, as amended, or similar organizations or entities that are “accredited investors” within the meaning of Regulation D under the 1933 Act. The Master Fund is an investment company registered under the Investment Company Act of 1940, as amended (the “1940 Act”).

City National Rochdale, LLC (the “Manager” or “Adviser”) is the investment adviser to the Master Fund. City National Rochdale, LLC is a subsidiary of City National Bank, and each are wholly-owned subsidiaries of RBC USA Holdco Corporation, a wholly-owned indirect subsidiary of Royal Bank of Canada.

The Master Fund seeks to achieve its objective by investing substantially all of its assets in the securities of privately placed investment vehicles, typically referred to as hedge funds (“Investment Funds”) that pursue a variety of high yield income generating strategies.

The Master Fund’s investment objective is to generate income from investments in higher yielding investments with lower credit quality and higher volatility than investment grade fixed income securities. “Lower credit quality” in this objective means investments rated below BBB, and “higher volatility” means the fluctuations in principal will be greater than the fluctuations in price associated with investment grade fixed income securities. Under normal circumstances, at least 80% of the Master Fund’s total assets will be invested either directly, or indirectly in Investment Funds, which invest in a variety of high yield income generating investments. The Investment Funds themselves are non-income producing.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

2.	Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Master Fund.

Basis of Presentation and Use of Estimates

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (“US GAAP”). The Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (“FASB”) Accounting Standards Codification (“ASC”) Topic 946, “Financial Services-Investment Companies”. The preparation of financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect certain reported amounts and disclosures. Accordingly, actual results could differ from those estimates.

Investments Valuation

Investments in Investment Funds are stated and recorded at fair value, as determined in good faith by the Fair Value Committee in accordance with US GAAP using the net asset value (“NAV”) as reported by the management of each respective Investment Fund. FASB guidance provides for the use of NAV as a “practical expedient” for estimating fair value of alternative investments which (a) do not have a readily determinable fair value, and (b) either have the attributes of an investment company or prepare their financial statements consistent with the measurement principles of an investment company. Such values generally represent the Master Fund’s proportionate share of the net assets of the Investment Funds as reported by the Investment Fund managers. Accordingly, the value of the investments in Investment Funds is generally increased by additional contributions to the Investment Funds and the Master Fund’s share of net earnings from the Investment Funds, and decreased by distributions from the Investment Funds and the Master Fund’s share of net losses from the Investment Funds.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

2.	Significant Accounting Policies (continued)

Investment Valuations (continued)

The Adviser reviews the details of the reported information obtained from the Investment Fund managers and considers: (i) the measurement date of the NAVs provided, (ii) the basis of accounting, and (iii) in instances where the basis of accounting is other than fair value, fair valuation information provided by the Investment Fund managers. The Adviser may make adjustments to the NAVs of various Investment Funds to obtain the best estimate of fair value, which is consistent with the measurement principles of an investment company (See Note 3). Any determinations made by the Adviser will be reviewed and approved by the Pricing and Valuation Committee, which has been designated by the Board to make all necessary fair value determinations.

The Master Fund has not maintained any positions in derivative instruments or directly engaged in hedging activities.

Fair Value Measurements

The Master Fund follows fair valuation accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, and a discussion of changes in valuation techniques and related inputs during the year. These standards define fair value as the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date. The fair value hierarchy is organized into three levels based upon the assumptions (referred to as “inputs”) used in pricing the asset or liability. These standards state that “observable inputs” reflect the assumptions market participants would use in pricing the asset or liability based on market data obtained from independent sources, and “unobservable inputs” reflect an entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability. These inputs are summarized in the three broad levels listed below:

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Master Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

2.	Significant Accounting Policies (continued)

Fair Value Measurements (continued)

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Master Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

Investments measured using the NAV as a practical expedient are not classified within the fair value hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. See Note 3 – Investments.

Investment Income Recognition

Purchases and sales of securities are recorded on a trade-date basis. Realized gains and losses on Investment Funds are recognized using the specific identification method. Interest income is recorded on the accrual basis. Realized and unrealized gains and losses are included in the determination of income.

Fund Expenses

The expenses of the Master Fund include, but are not limited to, the following: legal fees; accounting and auditing fees; custodial fees; management fees; costs of computing the Master Fund’s NAV; costs of insurance; registration expenses; due diligence expenses; travel and related expenses; expenses of meetings of the Board and officers; all expenses with respect to communications to members; and other types of expenses as may be approved from time to time by the Board.

Income Taxes

The Master Fund’s tax year end is December 31. The Master Fund is treated as a partnership for Federal income tax purposes. Each member is responsible for the tax liability or benefit relating to such member’s distributive share of taxable income or loss. Accordingly, no provision for Federal income taxes is reflected in the accompanying financial statements.

The Master Fund has adopted authoritative guidance on uncertain tax positions. The Master Fund recognizes the effect of tax positions when they are more likely than not of being sustained. Management is not aware of any exposure to uncertain tax positions that could require accrual or which could affect the Master Fund’s liquidity or future cash flows. As of March 31, 2021 the Master Fund’s tax years 2018 through 2020 remain open and subject to examination by relevant taxing authorities.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

2.	Significant Accounting Policies (continued)

Subsequent Events

Management has evaluated the Master Fund’s related events and transactions through the date the financial statements were available to be issued. In May 2021, the Master Fund entered into a private sale agreement to sell three alternative investment fund holdings to a third-party (See Note 3). In April 2021, the Master Fund fully redeemed its holding in the Alcentra Structured Opportunity Fund II. It was determined that there were no other significant subsequent events that would require adjustment to or additional disclosure in these financial statements.

Capital Accounts

Net profits or net losses of the Master Fund for each month are allocated to the capital accounts of each investor (each, a “Member”) as of the last day of each month in accordance with Members’ respective investment percentages of the Master Fund. Net profits or net losses are measured as the net change in the value of the net assets of the Master Fund during a fiscal period, before giving effect to any repurchases of interests in the Master Fund, and excluding the amount of any items to be allocated to the capital accounts of the Members of the Master Fund, other than in accordance with the Members’ respective investment percentages.

Prior to the end of each quarter, the Master Fund receives Member contributions with an effective subscription date of the first day of the following month.

The Master Fund, in turn, makes contributions to certain Investment Funds, which have effective subscription dates of the first day of the following month. These amounts are reported as “contributions received in advance” and “investments made in advance”, respectively.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

3.	Investments

The following are the classes of investments grouped by the fair value hierarchy for those investments measured at fair value on a recurring basis at March 31, 2021:

	Quoted Prices	Significant
	in Active	Other	Significant
	Markets for	Observable	Unobservable
	Identical Assets	Inputs	Inputs
Description	(Level 1)	(Level 2)	(Level 3)	Total
Structured Credit - CLO Alternative	$—	$—	$7,201,346	$7,201,346
Investment Funds
Short-Term Investment - Money Market Fund	2,673,945	—	—	2,673,945
Total Investments	$2,673,945	$—	$7,201,346	9,875,291
Investment in Fund ^				11,768,450
				$21,643,741

^ Alternative Investment Fund was valued using the practical expedient and have not been classified in the fair value hierarchy.

As options to liquidate certain of the Fund’s holdings have been considered, the Adviser recognizes that the realizable value may be less than the reported NAV. The Adviser determined to value the Alternative Investment Funds, except the Alcentra Structured Credit Opportunity Fund II, at a 30% discount to the December 31, 2020 reported NAV for each, further adjusted for any subsequent distributions received. An increase to the discount rate used would result in a decrease to the valuation of each fund. These positions were transferred from practical expedient to Level 3 securities.

Following is a reconciliation of the beginning and ending balances for assets and liabilities measured at fair value using significant unobservable inputs (Level 3) during the year ended March 31, 2021:

Structured Credit –
CLO Alternative
Investment Funds
Balance, March 31, 2020	$—

Transfer into Level 3 *	7,201,346

Balance, March 31, 2021	$7,201,346
Change in unrealized for Level 3
instrument held at March 31, 2021	$989,171

* Transfer is based on fair value not based on NAV.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

4.	Commitments and Other Related Party Transactions

Management Fees

Under the supervision of the Master Fund’s Board and pursuant to an investment management agreement (“Investment Management Agreement”), the Manager, an investment adviser registered under the Investment Advisers Act of 1940, as amended, serves as the investment manager for the Master Fund. The Manager is authorized, subject to the approval of the Master Fund’s Board, to retain one or more other organizations, including its affiliates, to provide any or all of the services required to be provided by the Manager to the Master Fund or to assist in providing those services.

The Master Fund paid the Manager an investment management fee at an annual rate equal to 0.75% of the Master Fund’s net assets, computed at each month-end, including assets attributable to the Manager (or its affiliates) and before giving effect to any repurchases by the Master Fund of Member interests. The investment management fee is accrued monthly and paid to the Manager out of the Master Fund’s assets.

Administration Fee

U.S. Bancorp Fund Services, LLC, doing business as U.S. Bank Global Fund Services (“the Administrator”) acts as the administrator for the Master Fund and the Feeder Funds (collectively, the “Funds”) under an administration agreement. The Administrator prepares various federal and state regulatory filings, reports and returns for the Funds; prepares reports and materials to be supplied to the Members of the Feeder Funds; monitors the activities of the Funds’ custodian, transfer agent and accountants; coordinates the preparation and payment of the Funds’ expenses and reviews the Funds’ expense accruals. For its services, the Administrator receives a monthly fee from the Master Fund at an annual rate of 0.12% for the first $150 million, 0.10% for the next $150 million and 0.08% thereafter of average net assets, with a minimum annual fee of $100,000.

Expense Reimbursement

The Manager has contractually agreed to limit the current operating expenses of each of the Feeder Funds, including the operating expenses allocated to each of the Feeder Funds by the Master Fund, to an annual rate, expressed as a percentage of each Fund’s average annual net assets, of 1.75%. To the extent that the Manager reimburses or absorbs fees and expenses, it may seek payment of such amounts for three years after the year in which the expenses were reimbursed or absorbed. A Feeder Fund will make no such payment, however, if its total annual operating expenses exceed the expense limits in effect at the time the expenses are to be reimbursed or at the time such payments are proposed.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

4.	Commitments and Other Related Party Transactions (continued) Expense Reimbursement (continued)

The following is a schedule of when fees may be recouped by the Manager with respect to the Feeder Funds:

City National Rochdale	City National Rochdale
High Yield Alternative	High Yield Alternative
Strategies Fund LLC	Strategies Fund TEI LLC	Expiration
$47,947	$50,826	March 31, 2022
72,189	79,869	March 31, 2023
123,847	124,956	March 31, 2024
$243,983	$255,651

No accrual has been made for such contingent liability because of the uncertainty of the reimbursement from the Feeder Funds.

Indemnifications

In the ordinary course of business, the Master Fund enters into contracts that contain a variety of indemnifications. The Master Fund’s maximum exposure under these arrangements is unknown. However, the Master Fund has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

5.	Investment Risks and Uncertainties

Alternative investments consist of non-traditional, not readily marketable investments, some of which may be structured as offshore limited partnerships, venture capital funds, hedge funds, private equity funds and common trust funds. The underlying investments of such funds, whether invested in stock or other securities, are generally not currently traded in a public market and typically are subject to restrictions on resale. Values determined by investment managers and general partners of underlying securities that are thinly traded or not traded in an active market may be based on historical cost, appraisals, a review of the investees’ financial results, financial condition and prospects, together with comparisons to similar companies for which quoted market prices are available, or other estimates that require varying degrees of judgment.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

5.	Investment Risks and Uncertainties (continued)

Investments are carried at fair value provided by the respective alternative investment’s management. Because of the inherent uncertainty of valuations, the estimated fair values may differ significantly from the values that would have been used had a ready market for such investments existed or had such investments been liquidated, and those differences could be material.

The recent global outbreak of COVID-19 has disrupted economic markets and the prolonged economic impact is uncertain. The operational and financial performance of the issuers of securities in which the Fund invests depends on future developments, including the duration and spread of the outbreak, and such uncertainty may in turn impact the value of the Master Fund’s investments.

6.	Concentration, Liquidity and Off-Balance Sheet Risk

The Master Fund invests primarily in Investment Funds that are not registered under the 1940 Act and that invest in and actively trade securities and other financial instruments using different strategies and investment techniques, including leverage, which may involve significant risks. These Investment Funds may invest a high percentage of their assets in specific sectors of the market in order to achieve a potentially greater investment return. As a result, the Investment Funds may be more susceptible to economic, political, and regulatory developments in a particular sector of the market, positive or negative, and may experience increased volatility.

Various risks are also associated with an investment in the Master Fund, including risks relating to the multi-manager structure of the Master Fund, risks relating to compensation arrangements and risks relating to limited liquidity, as described below.

Redemption restrictions exist for Investment Funds whereby Investment Fund managers may suspend redemptions either in their sole discretion or for other reasons. Such reasons include the magnitude of redemptions requested, portfolio valuation issues or market conditions.

Redemptions are currently restricted for three Investment Funds with a fair value of $6,132,066 at March 31, 2021, as noted in the Schedule of Investments.

In the normal course of business, the Investment Funds in which the Master Fund invests trade various financial instruments and enter into various investment activities with off-balance sheet risk. These include, but are not limited to, short selling activities, writing option contracts, contracts for differences, and interest rate, credit default and total return, equity swap contracts. The Master Fund’s risk of loss in these Investment Funds is limited to the value of its own investments reported in the financial statements of the Master Fund. The Master Fund itself does not invest directly in securities with off-balance sheet risk.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Notes to Financial Statements

March 31, 2021

7.	Investment Transactions

For the year ended March 31, 2021 (excluding short-term securities), the aggregate sales of investments were $2,913,836.

City National Rochdale High Yield Alternative Strategies Master Fund LLC

Financial Highlights

	Year Ended		Year Ended	Year Ended	Year Ended	Year Ended
	March 31, 2021		March 31, 2020	March 31, 2019	March 31, 2018	March 31, 2017
TOTAL RETURN - NET	38.24%		(33.79%)	(0.50%)	9.41%	13.53%

RATIOS/SUPPLEMENTAL DATA

Net Assets, end of year ($000’s)	$21,504		$16,439	$29,084	$35,148	$38,378

Portfolio Turnover	0.00%		0.00%	0.00%	31.79%	31.93%

Ratio of Net Investment
Loss to Average Net Assets	(2.24	%)*	(1.44%)	(1.35%)	(1.42%)	(1.81%)

Ratio of Expenses to
Average Net Assets	2.25	%*	1.64%	1.52%	1.53%	1.86%

* Includes proxy solicitation expense of 0.08% that is not subject to the contractual expense cap of 1.75% to each of the Feeder Funds. (See Note 4)

Total return is calculated for all Members taken as a whole and an individual Member’s return may vary from these Master Fund returns based on the timing of capital transactions.

Total returns do not include the effect of any sales load.

The ratios of expenses to average net assets do not include expenses of the Investment Funds in which the Master Fund invests.

The expense ratios are calculated for all Members taken as a whole. The computation of such ratios based on the amount of expenses assessed to an individual Member’s capital may vary from these ratios based on the timing of capital transactions.

The ratios above do not include the proportionate share of income or loss from their investments in other funds.

See Report of Independent Registered Public Accounting Firm.

* * * * * *

The accompanying notes are an integral part of these financial statements.

DIRECTORS AND OFFICERS OF THE MASTER FUND

The Directors of the Master Fund, who were elected by the shareholders of the Master Fund, are responsible for the overall management of the Master Fund, including general supervision and review of the investment activities of the Master Fund. The Directors, in turn, elect the officers of the Master Fund, who are responsible for administering the day to day operations of the Master Fund. The current Directors and Officers, their affiliations and principal occupations for the past five years are set forth below. The Statement of Additional Information includes information about the Directors and is available, without charge, by calling 1-866-209-1967.

Independent Board Members

Name, Address, Age	Position with the Master Fund	Term of Office(1) and Length of Time Served	Principal Occupation for the Past Five Years	# of Funds in Fund Complex(2) Overseen by Board Member	Other Directorships Held by Board Member

Daniel A. Hanwacker 400 Park Avenue New York, NY 10022 Age: 69	Director	Since 2013	CEO and President, Hanwacker Associates, Inc. (asset management consulting and executive search services) (2001-present). Managing Director - Asset Management, Putnam Lovell Securities (2000-2001). Co-Founding Partner, Constellation Financial Management, Co., LLC (1995-2000).	15	None

Jon C. Hunt 400 Park Avenue New York, NY 10022 Age: 69	Director	Since 2013	Retired (March 2013-present). Consultant to Management, Convergent Capital Management, LLC (“CCM”) (July 2012-March 2013). Managing Director and Chief Operating Officer, CCM (1998-June 2012).	15

Advisor’s Inner Circle Fund III (February 2014 – present); Winton Series Trust and Winton Diversified Opportunities Fund, Lead Independent Trustee (January 2015 – 2018); Gallery Trust (2016 – present); Schroder Series Trust and Schroder Global Series Trust, Lead Independent Trustee (2017 – present)

Julie C. Miller 400 Park Avenue New York, NY 10022 Age: 63	Director	Since 2020	Certified Public Accountant (CPA) and Partner, Holthouse, Carlin & Van Trigt LLP (accounting firm) (2006-present).	15	None

Jay C. Nadel 400 Park Avenue New York, NY 10022 Age: 62	Director, Chairman	Since 2013 Since 2019	Financial Services Consultant (2005-present). Executive Vice President, Bank of New York Broker-Dealer and Member of the Operating Committee (2002-2004). Weiss, Peck & Greer, Partner, Managing Director and Chair of the Operations Committee (1986-2001).	15

Advisor’s Inner Circle Fund III (2016 – present); Winton Series Trust and Winton Diversified Opportunities Fund (2016 – 2018); Gallery Trust (2016 – present); Schroder Series Trust and Schroder Global Series Trust,, Independent Trustee (2017 – present)

James Wolford 400 Park Avenue New York, NY 10022 Age: 66	Director	Since 2013

Chief Executive Officer of Corinthian Development Company (2013 - present). President, Chief Operating Officer and Chief Financial Officer, Thompson National Properties (2011-2013). Chief Financial Officer, Pacific Office Properties, a real estate investment trust (2010-2011). Chief Financial Officer, Bixby Land Company, a real estate company (2004-March 2010). Regional Financial Officer, AIMCO, a real estate investment trust (2004). Chief Financial Officer, DBM Group, a direct mail marketing company (2001-2004). Senior Vice President and Chief Operating Officer, Forecast Commercial Real Estate Service, Inc. (2000- 2001). Senior Vice President and Chief Financial Officer, Bixby Ranch Company (1985-2000).

				15	None

Interested Board Member

Andrew S Clare (3) 400 Park Avenue New York, NY 10022 Age: 75	Director	Since 2013	Attorney and partner, Loeb & Loeb LLP, a law firm (1972-present).	15	None

(1)	The Directors serve for terms of office as follows:

Name of Director	End of Term of Office
James Wolford	March 29, 2023
Andrew S. Clare	December 31, 2022
Daniel A. Hanwacker	March 29, 2023
Jon C. Hunt	March 29, 2023
Julie C. Miller	May 14, 2030
Jay C. Nadel	March 29, 2023

The Board of Trustees approved the removal of the current term limits, which removal would be effective upon the election of the Trustees by Fund shareholders.

(2)

“Fund complex” is defined as two or more registered investment companies that hold themselves out to investors as related companies or have a common investment adviser or affiliated investment advisers and in this case includes series of City National Rochdale Funds as well as the following registered closed-end funds: City National Rochdale High Yield Alternative Strategies Fund LLC, City National Rochdale High Yield Alternative Strategies Fund TEI LLC, City National Rochdale Select Strategies Fund, and City National Rochdale Strategic Credit Fund.

(3)	Mr. Clare is an “interested person” of the Trust, as defined in the 1940 Act, by virtue of the provision of significant legal services by him and his law firm to CNB.

Officers of the Master Fund

	Position(s)	Term of Office(1)
Name, Address, Age	with the	and Length of	Principal Occupation for the Past Five Years
	Master Fund	Time Served

Garrett R. D’Alessandro City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 62	President and Chief Executive Officer	Since Inception	Chief Executive Officer, City National Rochdale (1986-present); Chief Investment Officer, City National Rochdale (April 2016-March 2018)

Don Andrews City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 61	Vice President; Chief Compliance Officer (“CCO”); Anti-Money Laundering Officer (“AML Officer”)	Since 2019

Senior Vice President and CCO, City National Bank Wealth Management Division (2019- present); Global Practice Leader for Risk and Compliance, Smith Reed (2017-2019); Co- Head Risk and Compliance, Venable (2015-2017)

Mitchell Cepler City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 37	Treasurer and Chief Financial Officer	Since 2016	Group Finance Manager, City National Rochdale (2011-present)

Anthony Sozio City National Rochdale, LLC 400 N. Roxbury Drive Beverly Hills, California 90210 Age: 48	Secretary	Since 2020	Assistant Vice President of Registered Fund Operations, City National Rochdale (1998- present)

(1)	Each officer serves until removed by the Board or the principal executive officer of the Trust, or until such officer resigns.

Additional Information

Proxy Voting Policies and Procedures

A description of the policies and procedures that the Master Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, will be available (i) without charge, upon request, by calling 1-800-245-9888; and (ii) on the SEC’s website at www.sec.gov.

Portfolio Holdings Disclosure

The Master Fund will file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Form N-PORT filings are available on the SEC’s website at www.sec.gov, and may also be reviewed and copied at the SEC’s Public Reference Room. For information about the operation of the Public Reference Room, please call 1-800-SEC-0330.

NOTICE OF PRIVACY PRINCIPLES

The City National Rochdale funds and their affiliates know our shareholders expect and rely upon us to maintain the confidentiality and privacy of all of the information about them in our possession and control. Maintaining the trust and confidence of our shareholders is our highest priority. The funds have adopted a Privacy Policy to guide our conduct when we collect, use, maintain or release nonpublic personal information from our shareholders and prospective shareholders. Certain information regarding the Privacy Policy is summarized below.

We will obey all applicable laws respecting the privacy of nonpublic personal information and will comply with the obligations of the law respecting nonpublic personal information provided to us. A fund may obtain nonpublic personal information from and about its shareholders and prospective shareholders from different sources, including the following: (i) information we receive from shareholders and prospective shareholders directly or through their financial intermediaries, on subscription agreements, forms or other documents; (ii) information about shareholder transactions with the fund, its affiliates, or others; (iii) information about a shareholder’s transactions with nonaffiliated third parties; (iv) information from or about a shareholder collected online; and (v) information we receive from a consumer reporting agency. We collect, use and retain the information, including nonpublic personal information, about our shareholders and prospective shareholders that we believe is necessary for us to, among other things, understand and better meet their financial needs and requests, administer and maintain their accounts, provide them with our products and services, anticipate their future needs, protect them and us from fraud or unauthorized transactions, and meet legal requirements.

We may share information regarding our shareholders with our affiliates as permitted by law because some of our products and services are delivered through or in conjunction with our affiliates. We instruct our colleagues and applicable affiliates to limit the availability of all shareholder information within their respective organizations to those colleagues responsible for servicing the needs of the shareholder and those colleagues who reasonably need such information to perform their duties and as required or permitted by law.

We do provide shareholder information, including nonpublic personal information, to our vendors and other outside service providers whom we use when appropriate or necessary to perform and enhance our shareholder services. When we provide shareholder information to anyone outside our organization, we only do so as required or permitted by law. We require all of our vendors and service providers who receive shareholder information from us to agree to maintain the information in confidence, to limit the use and dissemination of the information to the purpose for which it is provided and to abide by the law. To the extent permitted by law, we undertake to advise a shareholder of any government or other legal process served on us requiring disclosure of information about that shareholder.

We generally limit our disclosure of nonpublic personal information to third parties to the following circumstances: (i) when requested to do so by the shareholder; (ii) when necessary, in our opinion, to effect, administer, or enforce a shareholder initiated transaction or a shareholder request for a product or service; and (iii) when required or permitted to do so by law or regulation, including authorized requests from government agencies and if we are the victim of fraud or otherwise suffer loss caused by the unlawful act of the shareholder.

We maintain physical, electronic, and procedural safeguards that are designed to guard all shareholder information. In addition, we educate all our colleagues about the Privacy Policy and their obligations to maintain confidentiality and privacy of shareholder information as summarized in this Notice and we take appropriate disciplinary measures to enforce these obligations.

A full copy of the funds’ Privacy Policy is available upon request from the fund. Should you have any questions regarding the Privacy Policy, please contact your investment professional or the funds at (888) 889-0799.

(b)	Not applicable.

Item 2. Code of Ethics.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer and principal financial officer. The registrant has not granted any waivers from any provisions of the code of ethics during the period covered by this report.

A copy of the registrant’s Code of Ethics is filed herewith.

Item 3. Audit Committee Financial Expert.

The registrant’s board of directors has determined that there is at least one audit committee financial expert serving on its audit committee. James Wolford is the “audit committee financial expert” and is considered to be “independent” as each term is defined in Item 3 of Form N‑CSR.

Item 4. Principal Accountant Fees and Services.

The registrant has engaged its principal accountant to perform audit services, audit-related services, tax services and other services during the past two fiscal years.  “Audit services” refer to performing an audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.  “Audit-related services” refer to the assurance and related services by the principal accountant that are reasonably related to the performance of the audit.  “Tax services” refer to professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning.  The following table details the aggregate fees billed or expected to be billed for each of the last two fiscal years for audit fees, audit-related fees, tax fees and other fees by the principal accountant.

	FYE 3/31/2021	FYE 3/31/2020
(a) Audit Fees	$20,975	$20,400
(b) Audit-Related Fees	$0	$0
(c) Tax Fees	$8,750	$8,500
(d) All Other Fees	$0	$0

(e)(1) The audit committee has adopted pre-approval policies and procedures that require the audit committee to pre‑approve all audit and non‑audit services of the registrant, including services provided to any entity affiliated with the registrant.

(e)(2) The percentage of fees billed by EisnerAmper LLP applicable to non-audit services pursuant to waiver of pre-approval requirement were as follows:

	FYE 3/31/2021	FYE 3/31/2020
Audit-Related Fees	0%	0%
Tax Fees	0%	0%
All Other Fees	0%	0%

(f) All of the principal accountant hours spent on auditing the registrant’s financial statements were attributed to work performed by full-time permanent employees of the principal accountant.

(g) The following table indicates the non-audit fees billed or expected to be billed by the registrant’s accountant for services to the registrant and to the registrant’s investment adviser (and any other controlling entity, etc.—not sub-adviser) for the last two years.

Non-Audit Related Fees	FYE 3/31/2021	FYE 3/31/2020
Registrant	$8,750	$8,500
Registrant’s Investment Adviser	$0	$0

(h) The audit committee of the board of directors has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser is compatible with maintaining the principal accountant's independence and has concluded that the provision of such non-audit services by the accountant has not compromised the accountant’s independence.

(i)	Not applicable.

(j)	Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable to registrants who are not listed issuers (as defined in Rule 10A-3 under the Securities Exchange Act of 1934).

Item 6. Investments.

(a)	Schedule of Investments is included as part of the report to shareholders filed under Item 1 of this Form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable since the Fund invests exclusively in non-voting securities.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

The following table provides information as of March 31, 2021:

Portfolio Manager	Since	Recent Professional Experience
Thomas Ehrlein	2013

Mr. Ehrlein is a Director, Portfolio and Alternative Analytics Group at City National Rochdale.

Mr. Ehrlein joined the former Rochdale Investment Management (predecessor to City National Rochdale) in 2005.  He oversees a number of business segments at the firm including, investment oversight for all non-traditional investments, and the portfolio analytics & modeling processes.  He is also a key member of the firm’s asset allocation committee.  He has been involved with the investment management industry since 2000.

Previously, Mr. Ehrlein was a Senior Consultant in the Investment Management division of FactSet Research Systems, Inc., where he performed financial market and portfolio management research and quantitative analysis for institutional money management firms.  Additionally, he was a middle market lending credit analyst at ABN-Amro, North America.

Thomas Ehrlein is not responsible for the day-to-day management of any other accounts or pooled investments. Mr. Ehrlein receives an annual salary established by the Manager. Salary levels are based on the overall performance of the Manager and not on the investment performance of any particular portfolio or account. Like the Manager’s other employees, Mr. Ehrlein is eligible for a bonus annually. Such bonuses are also based on the performance of the Manager as a whole and not on the investment performance of any particular portfolio or account. Mr. Ehrlein does not own shares of the Fund or the Master Fund.

Item 9. Purchases of Equity Securities by Closed‑End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of directors.

Item 11. Controls and Procedures.

(a)
The registrant’s President and Treasurer have reviewed the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”)) as of a date within 90 days of the filing of this report, as required by Rule 30a-3(b) under the Act and Rules 13a-15(b) or 15d‑15(b) under the Securities Exchange Act of 1934. Based on their review, such officers have concluded that the disclosure controls and procedures are effective in ensuring that information required to be disclosed in this report is appropriately recorded, processed, summarized and reported and made known to them by others within the registrant and by the registrant’s service provider.

(b)
There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the Act) that occurred during the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 12. Disclosure of Securities Lending Activities for Closed-End Management Investment Companies

The registrant did not engage in securities lending activities during the fiscal period reported on this Form N-CSR.

Item 13. Exhibits.

(a)
(1) Any code of ethics or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy Item 2 requirements through filing an exhibit. Filed herewith.

(2) A separate certification for each principal executive and principal financial officer pursuant to Section 302 of the Sarbanes-Oxley Act of 2002. Filed herewith.

(3) Any written solicitation to purchase securities under Rule 23c‑1 under the Act sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons.  Not applicable during the period.

(4) Change in the registrant’s independent public accountant. There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Certifications pursuant to Section 906 of the Sarbanes‑Oxley Act of 2002. Furnished herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  City National Rochdale High Yield Alternative Strategies Fund TEI LLC

By (Signature and Title) /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date June 4, 2021

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)  /s/ Garrett R. D’Alessandro
Garrett R. D’Alessandro, President

Date June 4, 2021

By (Signature and Title) /s/ Mitchell Cepler
Mitchell Cepler, Treasurer

Date June 4, 2021